Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

MFUT	Cambria Chesapeake Pure Trend ETF

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

February 17, 2026

Supplement to the Prospectus and

Statement of Additional Information (SAI),

each dated October 28, 2025

Effective immediately, all references in the Prospectus and SAI to “Foreside Fund Services, LLC” as the Fund’s principal underwriter or distributor are hereby deleted and replaced with references to “ALPS Distributors, Inc.” The address of ALPS Distributors, Inc. is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

In addition, the section of the SAI titled “THE DISTRIBUTOR” is hereby amended and restated in its entirety as follows:

THE DISTRIBUTOR

The Trust and ALPS Distributors, Inc. (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended June 30, 2025, the Fund did not incur underwriting commissions and the Distributor did not retain any amounts.

Please retain this Supplement for future reference.

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